SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUPPLEMENT DATED APRIL 27, 2007
TO

PROSPECTUS DATED MAY 1, 2003
FOR FUTURITY ACCOLADE NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Effective April 27, 2007, a new investment option will be added to the above-captioned prospectus. As a result of the addition of the investment option, the prospectus will be amended and supplemented as follows:

The list of the available investment options appearing on the cover page of the prospectus is supplemented by the addition of the following investment option and corresponding investment management disclosure:

Large Cap Growth Equity Funds
     SC FI Large Cap Growth Fund, Initial Class
     SC FI Large Cap Growth Fund, Service Class

Sun Capital Advisers LLC advises SC FI Large Cap Growth Fund (with Pyramis Global Advisors, LLC serving as the sub-advisor).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.